EXHIBIT 99.3

Presentation Materials dated July 18, 2008

Presentation by Philip R. Sherringham President & CEO July 18, 2008 Second Quarter 2008 Earnings Review

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature. These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after June 30, 2008 and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3)
changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8)
price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful integration of Chittenden
Corporation. People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Second Quarter Results
Net income of $43.0 million or $0.13 per share
ROTA of 0.91%
Net interest margin of 3.56%
Progress toward identified expense reductions
Net loan charge-offs of 0.07% of average loans
The quarter was characterized by solid asset quality
and a strong capital position

Average Earning Assets
($'s in millions) Q2 2008 Q1 2008 Q2 2007 Inc/(Dec) %
Commercial banking 8,783 $       8,635 $       4,231 $       4,552 $       108
Residential mortgage 3,632          3,909          3,667          (35)              (1)
Home equity and other loans 2,010          1,993          1,271          739             58
     Total loans 14,425        14,537        9,169          5,256          57
Securities 907             1,020          70               837             NM
Short-term investments 2,433          2,666          3,236          (803)            (25)
     Total investments 3,340          3,686          3,306          34               1
     Total earning assets 17,765 $     18,223 $     12,475 $     5,290 $       42
vs. Q2 2007

Average Earning Asset Mix
2Q 07 2Q 08
10%
11%
Home Equity
Home Equity
Securities &
Investments
27%
Securities &
Investments
19%
Commercial
Banking
34%
Commercial
Banking
49%
Residential
Mortgage
29%
Residential
Mortgage
21%
We continue to hone our focus on core commercial and consumer lending, while excess capital is safely held in liquid investments

Well Balanced Commercial Portfolio
As of June 30, 2008
Total Portfolio $8.8 billion
General C&I
28%
SNC
9%
Commercial
Real Estate
51%
Retail
24%
Office
20%
Industrial
13%
Residential
18%
Hospitality
11%
Other
11%
Land
3%
PCLC
12%
$4.9 billion CRE¹
(1) Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $378 million

Connecticut /
New York
37%
Other New
England
31%
Construction Lending Detail
Total Construction Portfolio $944 million
As of June 30, 2008
Our construction exposure is modest at less than 7% of the total loan portfolio, and is a diverse mix of geographies and sectors.
Residential
52%
Land
11%
Retail
14%
Office
13%
10%
Other
Total Loans
$14.4 billion
By Geography By Sector
16%
Other
Geographies
FL - 5%

8 Commercial Asset Quality Asset quality has remained stable, with the increase in NPAs in 2008 fully attributed to the addition of the former Chittenden franchise 0.00% 1.00% 2.00% Delinq. NPAs NCO

High Quality Consumer Portfolio
Total Portfolio $5.5 billion
(as of June 30, 2008)
Residential Mortgage Portfolio
Credit Statistics
Weighted Average:
Loan to value 51%
FICO scores 733
Net charge-offs: 0.00%
Non-accrual: 0.52%
Home Equity Portfolio
Credit Statistics
Weighted Average:
Combined LTV 55%
FICO scores 750
Net charge-offs: 0.05%
Non-accrual: 0.16%
(1) Excludes the impact of the former Chittenden Corp., which is expected to be integrated in 2009.
1-4 Family
Residential
63%
Home Equity
Loans & Lines
32%
Indirect
Auto
4%
Other
1%
1
1

Consumer Asset Quality
The consumer portfolio continues to experience very low levels of NCO’s
Consumer, ex. residential 1-4 Family residential only
0.00%
1.00%
2.00%
Delinq. NPAs NCO
0.00%
1.00%
2.00%
Delinq. NPAs NCO

Average Funding Mix
2Q 07 2Q 08
Our assets are funded nearly entirely with deposits and equity, which reinforces our fortress balance sheet.
Interest-bearing
Deposits
53%
Demand
Deposits
16%
Interest-bearing
Deposits
57%
Stockholders’
Equity
30%
Stockholders’
Equity
26%
Sub-debt /
Other
1%
Demand
Deposits
16%
Sub-debt /
Other
1%

Quarterly Income Statement
Q2 2008 vs. Q2 2007
($'s in millions, except EPS) Q2 2008 Q1 2008 Q2 2007 Fav(Unf)
%
Inc/(Dec)
Net Interest Income 157.0 $     166.3 $     132.0 $     25.0 $       19
Provision for Loan Losses 2.4            8.3            1.8            (0.6)           33
Non-Interest Income 73.4          82.3          45.5          27.9          61
Non-Interest Expense 162.9        219.2        155.7        (7.2)           5
Income Before Taxes 65.1          21.1          20.0          45.1          226
Net Income 43.0          15.1          13.5          29.5          219
Earnings Per Share 0.13          0.05          0.05          0.08          160

Net Interest Margin
1Q08
2Q08
3.75%
3.80%
3.67%
3.56%
3.24%
2.08%
Excess capital has a
disproportionate impact on
the margin and results in an
overall greater asset
sensitivity for the total
balance sheet

Non-Interest Income
($'s in millions) Q2 2008 Q1 2008 Q2 2007
$ Inc/(Dec) % Inc/(Dec)
Investment management fees 9.5 $           8.8 $           3.0 $           6.5 $         217
Insurance revenue 8.1              9.1              6.2              1.9            31
Brokerage commissions 4.2              4.5              3.6              0.6            17
     Total wealth management 21.8            22.4            12.8            9.0            70
Bank service charges 32.4            30.7            23.7            8.7            37
Merchant Interchange Fees 7.1              6.4              -                7.1            NM
Net security (losses) gains (0.2)             8.5              -                (0.2)           NM
Gains on residential mortgages 2.2              2.0              0.9              1.3            144
Bank-owned life insurance 1.7              3.0              2.7              (1.0)           (37)
Other non-interest income 8.4              9.3              5.4              3.0            56
     Total non-interest income 73.4            82.3            45.5            27.9          61
Less: Visa IPO gain -                6.9              -                -              NM
Adjusted non-interest income 73.4 $         75.4 $         45.5 $         27.9 $       61
vs. Q2 2007

Non-Interest Expense
* 1Q08 adjusted for $51.3 million of merger related and other one-time expenses; 2Q07 adjusted for the $60 million contribution to The People’s United Community Foundation
Adjusted Adjusted
Q2 2008 vs. Q2 2007
($'s in millions) Q2 2008 Q1 2008 Q2 2007 $ Inc %
Compensation and benefits 86.7 $        89.1 $        54.9 $        31.8 $        58
Occupancy and equipment 26.1 28.3 16.2 9.9 61
Professional/outside service fees 11.8 11.5 6.7 5.1 76
Advertising and promotion 3.7 3.8 3.5 0.2 6
Other non-interest expense 34.6 35.2 14.4 20.2 140
Total non-interest expense 162.9 $     167.9 $     95.7 $        67.2 $        70

Progress Toward Expense Reductions
$’s in millions
The initial impact of the
expense reductions
announced in March began
to manifest itself in the
second quarter and will
continue as branches close
through the third and fourth
quarters.
Charter consolidation will
have a positive impact on
expenses in 2009
56.7
54.3
51.9
Apr 2008 May 2008 Jun 2008
-4.2%
-4.4%

Efficiency Ratio
Percent
While we remain committed
to achieving a lower
efficiency ratio, this will
take time given:
Lower interest income from
our excess capital in the
current rate environment
The long-term displacement
of investment securities
with loans, which has
eliminated any carry trade
53.3
52.8
57.4
65.0
66.3
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008

18 People’s United Footprint